Exhibit 10.6

**** INDICATES CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.

Purchase Contract (“the Contract”)

Contract No.: KKNY080828-GF Date: 2008-9-18 Signed in: Wuxi, Jiangsu

The Seller:	Jinko Solar Co., Ltd. (hereinafter referred to as “Party A”)
Address:	Industry Road, Xuri District, Shangrao Economic Development Zone, Jiangxi Province
Tel:	0793-8469699

The Buyer:	Jiangsu Green Power PV Co., Ltd. (hereinafter referred to as “Party B”)
Address:	No 1, Longmen Road, Wujin Hi-Tech Industrial Zone, Changzhou, Jiangsu
Fax:	0510-85311991

Both parties agreed on the following terms and conditions through amicable negotiation:

I.	Product Name, Specifications and Quantity

Name of Products	Specifications	Unit price (tax included) (RMB) Yuan	Quantity (pcs)	Amount (RMB) yuan	Remark
125 Monocrystalline wafer	****	****	****	****	2009. ****-2009. ****

125 Monocrystalline wafer	****	****	****	****	2009. ****-2009. ****

125 Monocrystalline wafer	****	****	****	****	2009. ****-2010. ****

125 Monocrystalline wafer	****	****	****	****	2009. ****-2009. ****

125 Monocrystalline wafer	****	****	****	****	2010. ****-2010. ****

125 Monocrystalline wafer	****	****	****	****	Year of 2011

125 Monocrystalline wafer	****	****	****	****	Year of 2012

125 Monocrystalline wafer	****	****	****	****	Year of 2013

Total Amount (RMB ): ****				****

****	Confidential material omitted and filed separately with the Commission.

1

1.	During the term of this Contract, the two parties may enter into other contracts through separate negotiation in light of the increase of Party A’s production capacity and Party B’s demands.

II.	Quality Requirements, Technical Specifications and Quality Disputes

1.	Quality Requirements and Quality Specifications:

Conduction type: Type ****	Orientation: **** Resistivity: ****
Side length: **** Diagonal line length: **** Thickness: ****
Lifetime of minority carrier: **** TTV: ****
Dislocation density: **** Carbon content: ****
Oxygen content: ****	Saw depth: ****
Edge broken: ****
Warp: ****

Matters that are not mentioned herein shall follow industry standard.

2.	Quality Disputes

Party B shall notify Party A in writing of any quality defects and provide written testing report with product tracking number. If Party A, after its quality control department has tested the product, has any objection to the testing report and the conclusion reached, it shall provide Party B with written feedback with relevant proof within **** working days. Otherwise it will be deemed to acknowledge the quality defects raised by Party B. If Party A’s testing confirm the quality defects, Party A shall arrange for an exchange or return of the defective products immediately. If the defective products are in small quantities, Party A could deliver the replacement to Party B upon its pick up of the next shipment. Party A shall bear all fees for delivery of the replacement.

Refund and exchange are not available for products (excluding stress wafer) with a defective rate below ****, which will be considered as normal wear and tear during production and transportation. Party A has no responsibility for quality defects which are caused by Party B’s improper operations.

III.	Inspection and Objection Period: if Party B finds any quality defects according to the specifications in this Contract, an objection must sent to Party A within **** working days after Party B receives the products. If no written objection is made by Party B within this period, then the products are deemed to be acceptable.

****	Confidential material omitted and filed separately with the Commission.

2

IV.	Packaging Standard: Packaging shall be suitable for long-distance transportation.

V.	Time, Place and Manner of Delivery

1.	Time of delivery: The stipulated payment must be made in full and on time. Detailed schedule of delivery are as follows: **** pcs shall be delivered on the **** of each month in the year of 2009; From the year of 2010 to the year of 2013, delivery are to be made in four installments each month, with **** pcs to be delivered each week.

2.	Place of delivery: Party A’s factory.

3.	Manner of delivery: Party B shall be responsible for picking up products from Party A’s factory, arranging transportation and be responsible for all related costs.

VI.	Prepayment, Settlement and Deadline

1.	Party B agrees to pay **** of five year’s total amount of payment under this Contract to Party A as prepayment, totaled **** (hereinafter referred to as “Prepayment”). The Prepayment shall be made in four installments as follows:

(1) Party B shall pay **** of the Prepayment within **** working days after the signing of this Contract (i.e. before ****, 2008), which is equivalent to ****;

(2) Party B shall pay **** of the Prepayment within **** after the signing of this Contract (i.e. before ****, 2008), which is equivalent to ****;

(3) Party B shall pay **** of the Prepayment within **** after the signing of this Contract (i.e. before ****, 2008), which is equivalent to ****;

(4) Party B shall pay **** of the Prepayment within **** after the signing of this Contract (i.e. before ****, 2009), which is equivalent to ****;

For each delivery by Party A, 5% of the amounts due for the delivered products shall be deducted from the total amount of the Prepayment, leaving only 95% of the amount due to be paid by Party B.

2.	Delivery of products shall only be made upon payment by Party B. Party A shall issue a 17% VAT invoice within one week after delivery.

3.	The term of this Contract is five years, will be effective from January 1, 2009 through December 31, 2013. After the Contract expires, Party A and Party B may negotiate a renewal of the Contract.

****	Confidential material omitted and filed separately with the Commission.

3

VII.	Transfer of the Title of the Products: The title of the products will be transferred to Party B upon delivery.

VIII.	Liability for Breach of Contract

1.	If products delivered by Party A do not conform to Contract requirements in respect of model, specifications and technical parameters, Party B shall contact Party A on a product-by-product basis. Party A shall confirm the nonconforming part and come up with a solution within **** working days. Exchange is available for products confirmed by Party A to be defective upon pick up of the next shipment by Party B. If return of products is confirmed by Party A and Party B in writing, Party A shall refund the value of the returned products to Party B within **** working days.

2.	Should either party fails to make delivery or payments on time, the breaching party shall pay a penalty to the non-breaching party of **** per day of the value of the delayed products or the amount of the overdue payments.

3.	Each party shall be liable for its own breach of Contract and shall compensate the non-breaching party for its economic loss resulting from the breach. The amount of compensation shall be equal to the amount of losses resulting from the breach, which will include any benefits that could be obtained if the Contract is fully performed, but not to exceed the losses that are foreseeable to the breaching party in signing the Contract.

4.	If Party A and Party B terminate the Contract upon consensus through amicable negotiation, Party A shall refund to Party B the unused balance of the Prepayment (free of interest) within **** working days . If Party A fails to refund on time, Party A shall pay **** per day of the amount due to Party B as a penalty.

5.	If any breaches by Party B occur, Party B shall pay Party A a penalty according to the following terms: If Party B breaches or unilaterally repudiates the Contract, Party A may refuse to refund the Prepayment made by Party B. Party B shall compensate Party A for all economic losses resulting from Party B’s non-performance.

6.	If any breaches by Party A occur, Party A shall pay Party B a penalty according to the following terms: If Party A breaches the Contract or fail to tender products as required by the Contract, Party A shall refund the Prepayment (free of interest) to Party B within **** working days and also compensate Party B for its economic losses resulting from Party A’s failed tender of products. If Party A fails to refund the Prepayment on time, Party A is liable to Party B for a penalty of **** per day of the Prepayment.

IX.	Dispute Resolution: Any disputes arising from the signing or performance of this Contract or other course of dealings between Party A and Party B shall be settled through negotiation by Party A and Party B. If no settlement is reached, either party can bring a cause of action in the local court.

****	Confidential material omitted and filed separately with the Commission.

4

X.	Confidentiality: All terms and conditions of this Contract as well as any supplementary agreements shall be treated as confidential information by Party A and Party B, their employees, agents, representatives and consultants. Neither party shall disclose confidential information to a third party without the consent of the other party (except in accordance with the disclosure requirement under the listing rules). Any breaching party is liable to pay compensation to the non-breaching party in the amount of ****.

XI.	Force Majeure: If either party fails to perform its obligations under this Contract due to an event of Force Majeure, the non-performing party shall notify the other party in writing within seven (7) days after the occurrence of the event and provide written proof from the relevant government authorities within 15 days after the event is over. Depending on the impact of Force Majeure, the non-performing party may be exempt from all liability. Exemption is not available if the Force Majeure event happens after a party’s delay in performance.

XII.	Anti-Business Fraud: If either party, in breach of good faith, provides the other party with false registered statements, qualification certifications or other information, or conceals the truth from the other party, the violating party shall pay the affected party no more than RMB1 million as a penalty. This term does not affect the party’s liabilities under other provisions.

XIII.	Miscellaneous

1.	Notice: Both parties confirm the addresses and fax number provided in the beginning of the Contract to be the addresses and fax number for communications, delivery of written notices and correspondences between Party A and Party B. All notices and correspondences mailed or faxed to above addresses and fax numbers by one party in performing this Contract to the other party shall be deemed effective transmission.

If either Party wishes to change its address or fax number, it shall promptly notify the other party in writing. In case of failed or delayed notice, the original address and fax number will be regarded as the address and fax number for communication.

2.	Party A and Party B may negotiate and make supplemental provisions.

****	Confidential material omitted and filed separately with the Commission.

5

XIV.	Effectiveness and Others

1.	This Contract becomes effective after the Party A and Party B sign and stamp the Contract. The printed documents will be deemed as final execution documents. Modification, alteration, supplementation or deletion is not allowed. Any modification, alteration, supplementation or deletion will be deemed invalid, and the original content will be considered as final.

2.	This Contract shall be in duplicate and each party holds one copy. Each copy has the same legal force.

Supplier	Demander

Company Name: Jinko Solar Co., Ltd Signature/Stamp: (stamp)	Company Name: Jiangsu Green Power PV Co., Ltd.

/s/ Xianhua Li	Signature/Stamp: (stamp)

Date: September 18, 2008	/s/ Weiming Zhang

Contact: Zhang Hong	Date: September 18, 2008

Bank of Deposit: Industrial and Commercial Bank of China, Shangrao Branch	Contact: Bank of Deposit:

Account No. 362101040008979	Account No.

Tax No. 361103794799028	Tax No.

6

Sales Contract

(the “Contract”)

Contract No.: JINKO090115-GF Date: 2009-1-15 Signed in: Shangrao, Jiangxi

The Seller:	Jinko Solar Co., Ltd. (hereinafter referred to as “Party A”)
Address:	Jingke Road, Shangrao Economic Development Zone, Jiangxi Province
Tel:	021-68761209

The Buyer:	Jiangsu Green Power PV Co., Ltd. (hereinafter referred to as “Party B”)
Address:	No 1, Longmen Road, Wujin Hi-Tech Industrial Zone, Changzhou, Jiangsu
Fax:	0510-85311991

Both parties agreed on the following terms and conditions through amicable negotiation:

I.	Product Name, Specifications and Quantity

Name of Products	Specifications	Unit price (tax included) (RMB)	Quantity (pcs)	Annual Quantity (pcs)	Total Amount (RMB)	Remark
125 Monocrystalline wafer	****	****	****	****	****	2009. ****-2009. ****
Monocrystalline wafer, Multicrystalline wafer	To be negotiated	To be negotiated	****	****		2010. ****-2010. ****
Monocrystalline wafer, Multicrystalline wafer	To be negotiated	To be negotiated	****	****		2011. ****-2011. ****
Total Amount of the Year 2009: ****

1.	During the signing of this Contract, the two parties may enter into other contracts through separate negotiation in light of the increase in Party A’s production capacity and Party B’s demands. The term of this Contract is three years, from March 1, 2009 to December 31, 2011.

2.	When the fluctuation of market price of the 125*125 monocrystalline wafer in the year of 2009 exceeds 5% of the above-mentioned price, Party A and Party B shall renegotiate the price. Prices for the year 2010 and the year 2011 shall be negotiated on a separate basis.

**** Confidential material omitted and filed separately with the Commission

II.	Quality Requirements, Technical Specifications and Quality Disputes

1.	Quality Requirements and Quality Specifications:

Conduction type: Type ****	Orientation: **** Resistivity: ****
Side length: **** Diagonal line length: **** Thickness: ****
Lifetime of minority carrier: **** TTV: ****
Dislocation density: **** Carbon content: ****
Oxygen content: ****	Saw depth: ****
Edge broken: ****
Warp: ****

Matters that are not mentioned herein shall follow industry standard.

2.	Quality Disputes:

If Party B discovers any quality defects according to the technical specifications in this Contract, Party B shall notify Party A in writing within **** days and provide written testing report with conclusion reached as well as the product tracking number. If no written objection is made by Party B within this period, the goods will be deemed in compliance with the requirements specified in the Contract. If Party A has any objection to the testing report and the conclusion reached, it shall provide Party B with written feedback and relevant proof within **** working days after receiving the notification and report from Party B; otherwise Party A will be deemed to acknowledge the quality defects raised by Party B. If, after examination, Party A confirms that it is liable for the quality defects, Party A shall arrange for an exchange or refund of the defective products within **** days. If the percentage of the defective products is less than **** of this shipment, equal to **** pcs, Party A may replace such defective products upon Party B’s pick up of the next shipment of products, and Party A shall bear all expenses for delivery and packaging of the replacement.

Refund and exchange are not available for products (excluding stress wafer) with a defective rate below ****, which will be considered as normal wear and tear during production and transportation. Party A has no responsibility for quality defects which are caused by Party B’s improper operations during its examination and production process.

III.	Packaging Standard: Packaging shall be suitable for long-distance transportation.

IV.	Time, Place and Manner of Delivery

1.	Time of delivery: Party B shall make the payment in full and on time. Party A shall deliver the products within **** working days after receiving the payment.

2.	Place of delivery: Party A’s factory.

3.	Manner of delivery: Party B shall be responsible for picking up products from Party A’s factory, arranging transportation and all related costs.

****	Confidential material omitted and filed separately with the Commission.

V.	Prepayment, Settlement and Deadline

1.	Party B agrees that ****, which is the amount stipulated in the previous 5-year contract and already paid to Party A, shall be deemed as a prepayment under this 3-year contract. This prepayment will be deducted on a pro rata basis, which will be **** for the year 2009, **** for the year 2010 and **** for the year 2011. Party B also agrees to make another prepayment amounting to **** for the year of 2009 before Party B’s pick up of the shipment in March 2009, which will make Party B’s prepayment in 2009 **** in total. Party B may deduct the prepayment according to the percentage stipulated in this Contract. Party B shall pay **** every month in addition to the prepayment in 2009. Delivery of products shall only be made upon payment by Party B. The 2009 payment details in RMB and the year 2009 pick-up arrangement schedule are set forth below:

Annual Payment Amount	Annual Prepayment Amount	Monthly Payment Amount	Monthly Prepayment Amount	Actual Monthly Payment (in addition to the prepayment )
****	****	****	****	**** (in three installments)

Calculation formula: Actual Monthly Payment (in addition to the prepayment) = (Annual Payment Amount /10 months) – (Annual Prepayment Amount /10 months)

Monthly delivery	Day 2 every month	Day 12 every month	Day 22 every month
****	****	****	****

2.	Party B shall make full payment. Party A shall issue a 17% VAT invoice within one week after delivery.

3.	This Contract will be effective from March 1, 2009 through December 31, 2011, with a term of three years. After this Contract expires, Party A and Party B may negotiate a renewal.

VI.	Transfer of the Title of the Products: The title of the products will be transferred to Party B upon delivery.

VII.	Liability for Breach of Contract

1.	Should either party fails to make delivery or payment on time, the breaching party shall pay a penalty to the non-breaching party of **** per day of the value of the delayed products or the amount of the overdue payment.

**** Confidential material omitted and filed separately with the Commission

2.	If Party B breaches or unilaterally repudiates this Contract, Party B shall compensate Party A for Party A’s economic losses, which is a fixed mount of RMB****. If Party A breaches this Contract or fails to deliver products as required by this Contract, Party A shall compensate Party B for Party B’s economic losses, which is a fixed amount of ****.

3.	If Party A and Party B terminate this Contract upon consensus through amicable negotiation, Party A shall refund to Party B the unused balance of the prepayment (free of interest) within **** working days. If Party A fails to refund on time, Party A shall pay **** per day of the amount due to Party B as a penalty.

4.	If any breaches by Party B occur, Party B shall pay Party A a penalty according to the following terms: If Party B breaches or unilaterally repudiates this Contract, Party A may refuse to refund the prepayment made by Party B. Party B shall compensate Party A for all economic losses resulting from Party B’s non-performance.

5.	If any breaches by Party A occur, Party A shall pay Party B a penalty according to the following terms: If Party A breaches this Contract or fails to deliver products as required by this Contract, Party A shall refund the prepayment (free of interest) to Party B within **** working days and also compensate Party B for its economic losses resulting from Party A’s non-delivery of products. If Party A fails to refund the prepayment on time, Party A is liable to Party B for a penalty of **** per day of the prepayment.

VIII.	Dispute Resolution: Any disputes arising from the signing or performance of this Contract or in the course of a business between Party A and Party B shall be settled through negotiation by Party A and Party B. If no settlement is reached, either party may bring a cause of action in the local court.

IX.	Confidentiality: All terms and conditions of this Contract as well as any supplementary agreements shall be treated as confidential information by Party A, Party B and their respective employees, agents, representatives and consultants. Neither party shall disclose confidential information to a third party without the consent of the other party (except in accordance with the disclosure requirement under the listing rules). Any breaching party is liable to pay compensation to the non-breaching party in the amount of RMB****.

X.	Force Majeure: If either party fails to perform its obligations under this Contract due to an event of Force Majeure, the non-performing party shall notify the other party in writing within 7 days after the occurrence of the event and provide written proof from the relevant government authorities within 15 days after the event is over. Depending on the impact of Force Majeure, the non-performing party may be exempt from all liability. Exemption is not available if the Force Majeure event happens after a party’s delay in performance.

XI.	Anti-Business Fraud: If either party, in breach of good faith, provides the other party with false registered statements, qualification certifications or other information, or conceals the truth from the other party, the violating party shall pay the affected party no more than RMB1 million as a penalty. This term does not affect the party’s liabilities under other provisions.

****	Confidential material omitted and filed separately with the Commission.

XII.	Miscellaneous

1.	Notice: Both parties confirm the addresses and fax number provided in the beginning of the contract to be the addresses and fax number for communications, delivery of written notices and correspondences between Party A and Party B. All notices and correspondences mailed or faxed to above addresses and fax numbers by one party in performing this contract to the other party shall be deemed effective transmission.

If either Party wishes to change its address or fax number, it shall promptly notify the other party in writing. In case of failed or delayed notice, the original address and fax number will be regarded as the address and fax number for communication.

2.	Party A and Party B may negotiate and make supplemental provisions.

XIII. Effectiveness and Others

1.	This Contract becomes effective after Party A and Party B sign and stamp it. The printed documents will be deemed as final execution documents and no modification, alteration, supplementation or deletion is allowed. Any modification, alteration, supplementation or deletion will be deemed invalid, and the original content will be considered as final.

2.	This Contract shall be in quadruplicate and each party holds two copies. Each copy has the same legal force.

Supplier	Demander

Company Name: Jinko Solar Co., Ltd.

Signature/Stamp: (stamp)

/s/ Jinko Solar Co., Ltd.

Date: January 15, 2009

Contact: Zhang Hong

Bank of Deposit: Industrial and Commercial

Bank of China, Shangrao Branch

Account No. 362101040008979

Tax No. 361103794799028

Company Name: Jiangsu Green Power PV Co., Ltd. Signature/Stamp: (stamp) /s/ Weiming Zhang Date: January 15, 2009 Contact: Bank of Deposit: Account No. Tax No.

Sales Contract

(the “Contract”)

Contract No.: 2009-JK-XS-1235-04 Date: 2009-8-27 Signed in: Shangrao, Jiangxi

The Seller:	Jinko Solar Co., Ltd. (hereinafter referred to as “Party A”)
Address:	Jingke Road, Shangrao Economic Development Zone, Jiangxi Province
Tel:	0793-8461231

The Buyer:	Jiangsu Green Power PV Co., Ltd. (hereinafter referred to as “Party B”)
Address:	No 1, Longmen Road, Wujin Hi-Tech Industrial Zone, Changzhou, Jiangsu
Fax:

Both parties agreed on the following terms and conditions through amicable negotiation: Contract 2009-JK-XS-1235-02 and Contract 2009-JK-XS-1235-03 shall be fully performed. The wafers under the two contracts totaling **** million pieces have offset the prepayment of RMB**** million under Contract JINKO090115-GF. The balance of the prepayment under Contract JINKO090115-GF, totaling RMB**** million, shall be treated as the prepayment under the Contract. Both parties agree to stop performing Contract JINKO090115-GF and perform pursuant to the terms under the Contract.

I.	Product Name, Specifications and Quantity

1.

Name of Products	Specifications	Quantity (pcs/month)	Total Quantity (pcs)	Contract Perform Period
Monocrystalline wafer	125*125	****	****	2009. ****-2011. **** (**** months)

Both parties agree to negotiate the price 10 days before the delivery every month; if the parties can not agree on the price at the delivery, the parties agree to follow the average selling price of last month to three similar customers by Party A. The products under the Contract shall offset the prepayment totaling RMB**** million. The price per piece shall be RMB****, which equals to the total prepayment amount divided by the total quantity.

II.	Quality Requirements, Technical Specifications and Quality Disputes

1.	Quality Requirements and Quality Specifications: see Appendix 1.

2.	Quality Disputes:

2.1	If Party B discovers any quality defects according to the technical specifications in this Contract, Party B shall notify Party A in writing within **** days and provide written testing report with conclusion reached as well as the product tracking number. If no written objection is made by Party B within this period, the goods will be deemed in compliance with the requirements specified in the Contract.

****	Confidential material omitted and filed separately with the Commission.

2.2	If Party A has any objection to the testing report and the conclusion reached, it shall provide Party B with written feedback and relevant proof within **** working days after receiving the notification and report from Party B; otherwise Party A will be deemed to acknowledge the quality defects raised by Party B.

2.3	If, after examination, Party A confirms that it is liable for the quality defects, Party A shall arrange for an exchange or refund of the defective products within **** days. Party A shall bear all expenses for delivery and packaging of the replacement.

2.4	Refund and exchange are not available for products (excluding stress wafer) with a defective rate below ****, which will be considered as normal wear and tear during production and transportation. Party A has no responsibility for quality defects which are caused by Party B’s improper operations during its examination and production process.

III.	Packaging Standard: Packaging shall be suitable for long-distance transportation.

IV.	Delivery and Settlement

1.	Party A shall make two deliveries, on **** of every month, the interval of which shall be more than 10 days. Party B shall make the full payment except for the amount under Section 2 of Article II three days before each delivery.

2.	Place of delivery: Party A’s factory. Party B shall be responsible for the transportation fee.

3.	Party A shall issue a 17% VAT invoice within seven days after delivery.

V.	Transfer of the Title of the Products: The title of the products will be transferred to Party B upon delivery. Party A may retain the title of the products until Party B makes the full payment.

VI.	Liability for Breach of Contract

1.	Should either party fails to make delivery or payment on time, the breaching party shall pay a penalty to the non-breaching party of **** per day of the value of the delayed products or the amount of the overdue payment.

2.	If Party B breaches or unilaterally repudiates this Contract, Party B shall compensate Party A for Party A’s economic losses, which is a fixed mount of ****. If Party A breaches this Contract or fails to deliver products as required by this Contract, Party A shall compensate Party B for Party B’s economic losses, which is a fixed amount of RMB****.

****	Confidential material omitted and filed separately with the Commission.

3.	If Party A and Party B terminate this Contract upon consensus through amicable negotiation, Party A shall refund to Party B the unused balance of the prepayment (free of interest) within **** working days. If Party A fails to refund on time, Party A shall pay **** per day of the amount due to Party B as a penalty.

4.	If any breaches by Party B occur, Party B shall pay Party A a penalty according to the following terms: If Party B breaches or unilaterally repudiates this Contract, Party A may refuse to refund the prepayment made by Party B. Party B shall compensate Party A for all economic losses resulting from Party B’s non-performance.

5.	If any breaches by Party A occur, Party A shall pay Party B a penalty according to the following terms: If Party A breaches this Contract or fails to deliver products as required by this Contract, Party A shall refund the prepayment (free of interest) to Party B within **** working days and also compensate Party B for its economic losses resulting from Party A’s non-delivery of products. If Party A fails to refund the prepayment on time, Party A is liable to Party B for a penalty of **** per day of the prepayment.

VII.	Dispute Resolution: Any disputes arising from the signing or performance of this Contract or in the course of a business between Party A and Party B shall be settled through negotiation by Party A and Party B. If no settlement is reached, either party may bring a cause of action in the local court.

VIII.	Confidentiality: All terms and conditions of this Contract as well as any supplementary agreements shall be treated as confidential information by Party A, Party B and their respective employees, agents, representatives and consultants. Neither party shall disclose confidential information to a third party without the consent of the other party (except in accordance with the disclosure requirement under the listing rules). Any breaching party is liable to pay compensation to the non-breaching party in the amount of RMB****.

IX.	Force Majeure: If either party fails to perform its obligations under this Contract due to an event of Force Majeure, the non-performing party shall notify the other party in writing within 7 days after the occurrence of the event and provide written proof from the relevant government authorities within 15 days after the event is over. Depending on the impact of Force Majeure, the non-performing party may be exempt from all liability. Exemption is not available if the Force Majeure event happens after a party’s delay in performance.

X.	Miscellaneous

1.	Notice: Both parties confirm the addresses and fax number provided in the beginning of the contract to be the addresses and fax number for communications, delivery of written notices and correspondences between Party A and Party B. All notices and correspondences mailed or faxed to above addresses and fax numbers by one party in performing this contract to the other party shall be deemed effective transmission.

If either Party wishes to change its address or fax number, it shall promptly notify the other party in writing. In case of failed or delayed notice, the original address and fax number will be regarded as the address and fax number for communication.

****	Confidential material omitted and filed separately with the Commission.

2.	Party A and Party B may negotiate and make supplemental provisions.

XI.	Effectiveness and Others

1.	This Contract becomes effective after Party A and Party B sign and stamp it. The printed documents will be deemed as final execution documents and no modification, alteration, supplementation or deletion is allowed. Any modification, alteration, supplementation or deletion will be deemed invalid, and the original content will be considered as final.

2.	This Contract shall be in duplicate and each party holds two copies. Each copy has the same legal force.

Supplier	Demander

Company Name: Jinko Solar Co., Ltd.

/s/ Jinko Solar Co., Ltd.

Address: Jingke Road, Shangrao Economic

Development Zone, Jiangxi Province

Fax: 0793-8461231

Bank of Deposit: Agricultural Bank, Shangrao Branch

Account No.: 362101040008979

Tax No.: 361103794799028

Company Name: Jiangsu Green Power PV Co., Ltd.

/s/ Jiangsu Green Power PV Co., Ltd.

Address: No 1, Longmen Road, Wujin Hi-Tech

Industrial Zone, Changzhou, Jiangsu

Bank of Deposit:

Account No.:

Tax No.:

Tel:

Fax:

Appendix 1: Monocrystalline Wafer (125mm x 125*165mm/150mm) Quality Specifications

Conduction type: ****

Orientation: ****

Resistivity: ****

Side length: ****

Diagonal line length: ****

Thickness: ****

Lifetime of minority carrier: ****

TTV: ****

Dislocation density: ****

Carbon content: ****

Oxygen content: ****

Saw depth: ****

Warp: ****

Edge broken: Length****, depth ****; No more than **** broken edges on each side Surface abnormity and stain: no stain, no rift.

****	Confidential material omitted and filed separately with the Commission.